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                                                                    Exhibit 23



                              ACCOUNTANT'S CONSENT



The Board of Directors
Cytec Industries Inc.:



We consent to the use of our reports relating to the consolidated financial statements of Cytec Industries Inc. and subsidiaries incorporated herein by reference.


                                             /s/ KPMG Peat Marwich LLP


                                             KPMG PEAT MARWICK LLP


Short Hills, New Jersey
May 9, 1997